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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        November 30, 1998
                                                -------------------------------


                            U.S.B. Holding Co., Inc.
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               (Exact Name of Registrant as Specified in Charter)

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

            Delaware                    1-12811                36-3197969
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 (State or Other Jurisdiction        (Commission             (IRS Employer
     of Incorporation)               File Number)          Identification No.)
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                 100 Dutch Hill Road, Orangeburg, New York 10962
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(Address of Principal Executive Offices)               (Zip Code)

Registrant's telephone number including area code        (914) 365-4600
                                                 ------------------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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 Item 5. Other Events.

          On November 30, 1998, U.S.B. Holding Co., Inc. (the "Company"), the parent company of each of Union State Bank and Tarrytowns Bank, FSB, announced that on November 25, 1998 the Company's Board of Directors (i) authorized a
10% stock dividend of the Company's common stock, par value $.01 per share
(the "Common Stock"), to be distributed on December 21, 1998 to shareholders of record as of December 7, 1998 and (ii) declared a quarterly cash dividend of $.06 per share on the Company's Common Stock, to be paid on January 15, 1999 to shareholders of record as of December 31, 1998.

Item 7. Exhibit List

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Exhibit No.                Description
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
99.1 Press release, dated November 30, 1998, relating to the declaration of a common stock dividend and a quarterly cash dividend
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     U.S.B. HOLDING CO., INC.

Date: December 10, 1998              By: /s/ STEVEN T. SABATINI
                                         --------------------------------------
                                         Name: Steven T. Sabatini
                                         Title: Senior Executive Vice President
                                                & CFO


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